MYERS INDUSTRIES, INC. Second Quarter 2018 Earnings Presentation Exhibit 99.2

SAFE
HARBOR
STATEMENT
& NON-GAAP MEASURES
2
Statements in this presentation concerning the Company’s goals, strategies and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”,
“objective”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside the Company’s control that could cause
actual
results
to
materially
differ
from
those
expressed
or
implied.
You
are
cautioned
not
to
put
undue
reliance
on
any
forward-looking
statement.
We do not intend, and undertake no obligation, to update these forward-looking statements. Such risks include:
(1)
Raw material availability, increases in raw material costs, or other production costs
(2)
Risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives
(3)
Unanticipated downturn in business relationships with customers or their purchases
(4)
Competitive pressures on sales and pricing
(5)
Changes in the markets for the Company’s business segments
(6)
Changes in trends and demands in the markets in which the Company competes
(7)
Unexpected failures at our manufacturing facilities
(8)
Future economic and financial conditions in the United States and around the world
(9)
Inability of the Company to meet future capital requirements
(10)
Claims, litigation and regulatory actions against the Company
(11)
Changes in laws and regulations affecting the Company
(12)
Other risks as detailed in the Company’s 10-K and other reports filed with the Securities Exchange Commission
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site.
The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted gross profit, adjusted EBITDA and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the appendix of this presentation.
Statements in this presentation speak only as of the date made.

2018 Q2 OVERVIEW
Challenges
Achievements
-
Distribution Segment continues to make progress,
but at a slow rate
»
Year-over-year sales decline continued in Q2
»
Equipment sales and MTS International
made up ~50% of the decline
»
Daily sales run rate of domestic
consumables increased in Q2
»
Gross profit margin expanded year-over-
year in Q2 as a result of the new pricing
structure and a favorable product mix
»
MTS implementing sales force incentive
programs
»
Focus on sales of high margin products
and target market segments
»
MTS continues to fill open sales territories and
onboard new sales reps
Generated free cash flow of $13.3M or 9.4% of
sales
Strong commercial execution in Material
Handling niche markets
»
New Consumer customer wins and share
gains at Scepter
»
Market share gains and new customer win in
Food & Beverage at Buckhorn
»
New Industrial customer win at Ameri-Kart
Gross profit margin expanded to 34% due to
pricing actions and benefits from manufacturing
footprint realignment
Reduced net debt by $102M through sale of
common stock and strong free cash flow
generation
»
Enables greater financial flexibility to
make strategic investments

Results reflect continuing operations.  See appendix for non-GAAP reconciliations.

Q2 FINANCIAL
SUMMARY
Operating Highlights
»
Net sales up 3.9%
»
Material Handling up $7.1M (+7.4%)
»
Distribution down $1.8M (-4.5%)
»
Gross profit increased $9.7M (Adj. $5.8M)
»
Increased volume and price, partially offset by
unfavorable mix and higher raw material costs
»
Price increases more than offsetting material
cost increases
»
Savings from 2017 footprint
realignment/restructuring initiatives and
operating efficiencies in Material Handling
»
Adj. EBITDA up $2.4M to $19.9M, compared to
$17.5M in Q2 2017
»
GAAP EPS $0.26 compared to $0.08 in Q2
2017; adjusted EPS $0.27 compared to $0.18 in
Q2 2017
GAAP Financial Highlights
Non-GAAP Financial Highlights
4
Results reflect continuing operations.  See appendix for non-GAAP reconciliations.
(In $ millions except EPS)
Q2 '18
V to PY
Net Sales
140.6
$
3.9%
Gross Profit
48.0

25.3%
Gross Profit Margin
34.1%
+580 bps
Op Income
13.1

119.7%
Op Income Margin
9.3%
+490 bps
Diluted EPS
0.26
$
225.0%
(In $ millions except EPS)
Q2 '18
V to PY
Net Sales
140.6
$
3.9%
Adj Gross Profit
48.2

13.6%
Gross Profit Margin
34.3%
+290 bps
Adj Op Income
13.4

30.2%
Op Income Margin
9.5%
+190 bps
Adj EBITDA
19.9

13.4%
EBITDA Margin
14.2%
+120 bps
Diluted Adjusted EPS
0.27
$
50.0%

Q2 SEGMENT
RESULTS
Material Handling Segment Highlights
»
Consumer up double-digits due to timing of orders, new customer wins and market share gains
»
Double-digit sales growth in Food & Beverage due to higher
agriculture and food processing sales
»
Sales to the Vehicle end market grew double-digits driven by increased sales to the automotive OEM market
»
Higher volume offset by unfavorable mix; pricing actions more than offsetting raw material cost inflation
»
Adjusted EBITDA margin expanded 300 bps to 22.7% as a result of pricing initiatives, restructuring actions and operating efficiencies
Material Handling Financial Highlights
Distribution Financial Highlights
5
Results
reflect
continuing
operations.
See
appendix
for
non-GAAP
reconciliations.
Distribution Segment Highlights
»
MTS net sales decreased year-over-year
»
Team continues to work to improve sales force
effectiveness
»
Implementing sales rep incentives to drive increased sales
of higher margin products and target market segments
»
New pricing structure and focus on selling higher margin
products driving gross margin expansion
»
Adjusted EBITDA margin flat year-over-year
»
Impact of lower sales volume mostly offset by favorable
price/mix and operational efficiencies
(In $ millions)
Q2 '18
V to PY
Net Sales
103.1
$
7.4%
Op Income
17.3

121.7%
Op Income Margin
16.8%
+870 bps
Adj Op Income
17.3

42.6%
Adj Op Income Margin
16.8%
+410 bps
Adj EBITDA
23.4

24.0%
Adj EBITDA Margin
22.7%
+300 bps
(In $ millions)
Q2 '18
V to PY
Net Sales
37.5
$
-4.5%
Op Income
2.8

-7.9%
Op Income Margin
7.4%
-30 bps
Adj Op Income
2.8

-7.9%
Adj Op Income Margin
7.4%
-30 bps
Adj EBITDA
3.1

-5.8%
Adj EBITDA Margin
8.2%
-10 bps

BALANCE
SHEET
AND
CASH
FLOW
6
Q2 Highlights
»
Strong free cash flow generation of $13.3M; YTD free
cash flow of $24.9M
»
Reduced net debt by $101.6M
»
Raised net proceeds of $79.5M through sale of
common stock
»
Net debt-to-adjusted EBITDA declined to 0.6x
»
Working capital as a percentage of TTM sales at 5.8%,
consistent with prior quarters and consistently below
target of 9%
Results reflect continuing operations.  See appendix for non-GAAP reconciliations.
$168.3
$155.1
$148.5
$141.3
$39.7
2.7x
2.5x
2.3x
0.6x
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
TARGET
<2x
3.0x
Working Capital as a % of TTM Sales
8.5%
8.8%
9.3%
9.7%
Operating Cash Flow
Free Cash Flow (FCF)
FCF
TARGET
>7%
TARGET
<9%
Cash Flow ($M) and Cash Flow as % of Sales
Net Debt ($M) and Net Debt to Adj. EBITDA
Operating Cash Flow
Free Cash Flow (FCF)
FCF
TARGET
>7%
$26.3
$27.2
$24.0
$24.9
YTD '17
YTD '18
YTD '18
6.6%
5.7%
5.0%
6.0%
5.8%
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
YTD '17

2018 OUTLOOK

2016
2017
2018 Operating Framework
Low single
digits
High single
digits
High single
digits
Flat
Low single
digits
Expect increased demand from agriculture
and food processing markets
Anticipating growth in market share will be
partially offset by 2017 unusual hurricane volume
Strong RV market YTD, but pace slowing
from growth to steady demand; seeing
increased demand in automotive OEM
market
Industrial volume is expected to be flat as
we finalize product simplification and 80/20
initiatives; growth potential available with
new niche market wins
Not expecting sales growth in second half to
fully offset first half sales decline
2018 Full Year Outlook Re-affirmed

APPENDIX

2018 KEY
ASSUMPTIONS

»
Net sales:
Up low-to-mid-single digits
»
Capital expenditures:
$10 -
$12 million
»
Net interest expense:
$4 -
$6 million
»
D&A:
$26 -
$28 million
»
Effective tax rate (normalized):
~25%

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED)
(Dollars in thousands)
Material
Handling
Distribution
Segment
Total
Corporate &
Other
Total
GAAP Net sales
103,130
$
37,477
$
140,607
$
(47)
$
140,560
$
GAAP Gross profit
47,991
—
47,991
Add: Restructuring expenses and other adjustments
170
—
170
Gross profit as adjusted
48,161
—
48,161
Gross profit margin as adjusted
34.3%
n/a
34.3%
GAAP Operating income
17,323
2,786
20,109
(6,998)
13,111
Add:
Restructuring
expenses
and
other
adjustments
(1)
170
—
170
—
170
Add: Asset impairments
—
—
—
308
308
Less: Gain on sale of assets
(208)
—
(208)
—
(208)
Operating income as adjusted
17,285
2,786
20,071
(6,690)
13,381
Operating income margin as adjusted
16.8%
7.4%
14.3%
n/a
9.5%
Add: Depreciation and amortization
6,188
301
6,489
127
6,616
Less: Depreciation adjustments
(66)
—
(66)
—
(66)
EBITDA as adjusted
23,407
$
3,087
$
26,494
$
(6,563)
$
19,931
$
EBITDA margin
22.7%
8.2%
18.8%
n/a
14.2%
Quarter Ended June
30,2018
(1) Includes gross profit adjustments of $170

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED)
(Dollars in thousands)
Material
Handling
Distribution
Segment
Total
Corporate &
Other
Total
GAAP Net sales
96,026
$
39,258
$
135,284
$
(32)
$
135,252
$
GAAP Gross profit
38,292
—
38,292
Add: Restructuring expenses and other adjustments
4,093
—
4,093
Gross profit as adjusted
42,385
—
42,385
Gross profit margin as adjusted
31.3%
n/a
31.3%
GAAP Operating income
7,814
3,025
10,839
(4,871)
5,968
Add:
Restructuring
expenses
and
other
adjustments
(1)
4,344
—
4,344
—
4,344
Add: Asset impairments
544
—
544
—
544
Less: Gain on sale of assets
(578)
—
(578)
—
(578)
Operating income as adjusted
12,124
3,025
15,149
(4,871)
10,278
Operating income margin as adjusted
12.6%
7.7%
11.2%
n/a
7.6%
Add: Depreciation and amortization
8,060
253
8,313
297
8,610
Less: Depreciation adjustments
(1,312)
—
(1,312)
—
(1,312)
EBITDA as adjusted
18,872
$
3,278
$
22,150
$
(4,574)
$
17,576
$
EBITDA margin
19.7%
8.3%
16.4%
n/a
13.0%
Quarter Ended June
30,2017

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED)
(Dollars in thousands, except per share data)
2018
2017
2018
2017
GAAP Operating income
13,111
$
5,968
$
25,133
$
14,084
$
Add: Restructuring expenses and other adjustments
170
4,344
312
5,754
Add: Asset impairments
308
544
308
544
Less: Gain on sale of assets
(208)
(578)
(873)
(1,242)
Operating income as adjusted
13,381
10,278
24,880
19,140
Less: Interest expense, net
(1,313)
(1,860)
(2,952)
(3,990)
Income (loss) before taxes as adjusted
12,068
8,418
21,928
15,150
Less:
Income
tax
expense
(1)
(3,017)
(3,030)
(5,482)
(5,454)
Income (loss) from continuing operations as adjusted
9,051
$
5,388
$
16,446
$
9,696
$
Adjusted earnings (loss) per diluted share from continuing operations
0.27
$
0.18
$
0.51
$
0.32
$
Quarter
Ended
June
30,
Six
Months
Ended
June
30,
(1) Income taxes are calculated using the normalized effective tax rate for each year.
The rate used in 2018 was 25% and in 2017 was 36%.

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY
(USED FOR) OPERATING ACTIVITIES –
CONTINUING OPERATIONS
(UNAUDITED)
(Dollars in thousands)
YTD
YTD
QTD
June
30, 2018
March 31, 2018
June
30, 2018
Net
cash
provided
by
(used
for)
operating
activities
27,223
$
-
12,838
$
=
14,385
$
Capital expenditures
(2,318)
-
(1,206)
=
(1,112)
Free cash flow
24,905
$
-
11,632
$
=
13,273
$
-
continuing
operations

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (UNAUDITED)
(Dollars in thousands)
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Income from continuing operations
580
$
(899)
$
3,458
$
2,482
$
3,083
$
1,821
$
7,755
$
8,608
$
Add: income tax expense
549
195
2,528
1,626
1,880
(1,170)
2,628
3,190
Add: interest expense, net
2,194
2,122
2,130
1,860
1,838
1,464
1,639
1,313
Add: extinguishment of debt
—
—
—
—
—
1,888
—
—
Add: depreciation
5,549
5,582
6,150
6,487
4,606
4,702
4,495
4,466
Add: amortization
2,433
2,417
2,422
2,122
2,178
2,164
2,070
2,149
EBITDA
11,305
9,417
16,688
14,577
13,585
10,869
18,587
19,726
Add: one-time adjustments (excludes
depreciation adjustments)
897
996
128
2,999
(202)
1,663
(539)
205
EBITDA as adjusted
12,202
$
10,413
$
16,816
$
17,576
$
13,383
$
12,532
$
18,048
$
19,931
$
TTM EBITDA as adjusted
57,007
$
58,188
$
60,307
$
61,539
$
63,894
$
Debt
170,114
$
158,010
$
151,036
$
144,363
$
78,654
$
Less: cash
1,778
2,917
2,520
3,015
38,940
Net debt
168,336
$
155,093
$
148,516
$
141,348
$
39,714
$
Net Debt to Adjusted EBITDA
3.0x
2.7x
2.5x
2.3x
0.6x